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                                                                   EXHIBIT 10.13

                                 PUBLICARD, INC.
                          1999 LONG TERM INCENTIVE PLAN


                  PubliCARD, Inc., a Pennsylvania corporation, (the "Company") has adopted the 1999 Long-Term Incentive Plan (the "Plan"), effective as of August 4, 1999, to (1) attract and retain key employees, (2) motivate participants to achieve long-term goals, (3) encourage employees to acquire a proprietary interest in the Company through the ownership of Company stock, and
(4) reward consultants to the Company who are not employees of the Company ("Consultants").

                                    ARTICLE I
                                   DEFINITIONS

                  When used herein, the following terms shall have the meaning set forth below, unless the context clearly indicates otherwise:

         1.1      "Board" shall mean the Board of Directors of the Company.

         1.2 "Cause" shall mean (a) the conviction of the holder of a Plan Award of a felony or a crime involving moral turpitude or (b) the commission by the holder of a Plan Award of a public or notorious act which subjects the Company to public disrespect, scandal or ridicule and which adversely affects the value of the services to the Company of the holder of the Plan Award.

         1.3      "Change in Control" shall mean:

                           (i) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary), becoming the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                           (ii) a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board, or individuals who are members of the Company's Board at any one time shall immediately thereafter cease to constitute a majority of the Board;

                           (iii) the approval of the Company's stockholders of the merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation. Notwithstanding anything herein to the contrary, unless specifically provided in advance by the Board, a Change in Control shall not be deemed to have occurred as a result of any event that occurs on or after the date the Company files a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code or to liquidate under chapter 7 of such Code, or following the filing of an involuntary bankruptcy petition against the Company.

         1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.
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         1.5      "Committee" shall mean the Compensation Committee of the
Board, as appointed pursuant to Section 2.1 hereof.

         1.6 "Common Stock" shall mean the common stock of the Company, par value $.10 per share.

         1.7      "Company" shall mean PubliCARD, Inc.

         1.8 "Disability" shall mean (a) the definition of "disability" used in any employment agreement between a Participant and the Company or (b) for any Optionee who has not entered into an employment agreement with the Company, the inability, by reason of bodily injury or physical or mental desease, or any combination thereof, of the Optionee to perform his customary duties with the Company for a period of ninety (90) days (whether or not consecutive) in any period of one hundred and eighty (180) consecutive days.

         1.9 "Employee" shall mean an officer or other employee of the Company or any Subsidiary.

         1.10 "Fair Market Value" per share of Common Stock as of a particular date shall mean, unless otherwise determined by the Board:

                           (i) the closing sales price per hare of Common Stock on a national securities exchange for the business day preceding the exercise date on which there was a sale of Shares on such exchange;

                           (ii) if clause (i) does not apply and the shares of Common Stock are then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per share of Common Stock as reported on such system for the business day preceding the exercise date on which a sale was reported;

                           (iii) if clause (i) or (ii) does not apply and the shares of Common Stock are then traded on an over-the-counter market, the closing price per share of Common Stock in such over-the-counter market for the business day preceding the exercise date; or

                           (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

         1.11 ""Good Reason" shall mean a significant change in the nature or scope of the authorities, powers, functions, or duties normally attached to an Employee's position with the Company.

         1.12 "Grantee" shall mean an Employee or Consultant who is granted an SAR.

         1.13     "ISO" shall mean an Option which meets the requirement of
Section 422 of the Code.

         1.14     "NQSO" shall mean an Option that does not qualify as an ISO.

         1.15 "Option" shall mean either an ISO or a NQSO, as the context requires and as reflected in the applicable Option Agreement.

         1.16 "Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of any Option.

         1.17     "Optionee" shall mean the recipient of an Option.



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         1.18     "Participant" shall mean any Employee or Consultant to whom a
Plan Award of any kind has been made.

         1.19 "Plan Award" shall mean an award of Options, restricted stock, SARs or other equity-based award as the Committee determines.

         1.20 "SAR" shall mean a Stock Appreciation Right granted pursuant to ArticleVI of the Plan.

         1.21 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.22 "Termination of Employment" shall mean the date on which the employment relationship between the Company or any Subsidiary and a Participant terminates for any reason, including, without limitation, resignation, death, disability or retirement, excluding, at the discretion of the Committee, a termination of employment followed immediately by the commencement of a consulting relationship between the Company or a Subsidiary and a former employee.

                                   ARTICLE II
                               PLAN ADMINISTRATION

         2.1 COMMITTEE. The Plan shall be administered by the Committee which shall consist of at least two members of the Board who shall be appointed by and serve at the pleasure of the Board, provided that each committee member must qualify as an "outside director" as such term is defined in Section 162(m) of the Code, unless the Board determines otherwise, in its sole discretion. Any vacancies in the Committee shall be filled by the Board. Committee members may resign at any time by delivering thirty (30) days' advance written notice to the Board, and may be removed by the Board at any time for any reason.

         2.2 DUTIES AND POWERS OF THE COMMITTEE. The Committee shall adopt rules and regulations for carrying out the administration of the Plan as it deems appropriate. The Committee shall have the power and the authority to interpret and construe the Plan and the agreements pursuant to which Plan Awards are made, and any interpretation and decision by the Committee with regard to any question or matter arising under the Plan shall be final and binding on all persons. Subject to the provisions hereof, the Committee from time to time shall determine the terms and conditions of all Plan Awards, including, but not limited to: (a) selecting the persons to whom Plan Awards are granted, (b) determining whether the Plan Award to any individual should be Options, SARs, Restricted Stock or any combination thereof, and the number of Options, SARs and shares of Restricted Stock to be granted to any Employee or consultant, (c) determining the time or times at which Plan Awards shall be granted, (d) determining the duration of each Plan Award, (e) imposing any restrictions applicable to Plan Awards, and (f) imposing any other terms and conditions it deems appropriate for Plan Awards. The Committee also shall have the authority and discretion to determine the extent to which Plan Awards will be structured in order to comply with Section 162(m) of the Code.

         2.3 MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all Committee members.

         2.4 COMPENSATION. Members of the Committee shall receive such compensation for their services as may be determined by the Board, in its sole discretion. All expenses and liabilities which any member of the Committee incurs in connection with administering the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons to assist them, and shall be entitled to rely on the advice of such persons.



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                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         3.1      SHARES OF STOCK SUBJECT TO THE PLAN. (a) Except as provided in
Section 10, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Plan Awards shall not exceed 3,000,000 which may be authorized and unissued shares or previously issued shares acquired by the Company and held in treasury, or any combination thereof. Any shares subject to a Plan Award which for any reason terminates, expires, or is forfeited may be subject to a new Plan Award, to the extent consistent with applicable law. If an Option or related SAR is exercised for stock, the shares covered by such Option or SAR shall not thereafter be available for grant pursuant to the Plan.

                  (b) The maximum number of shares of common stock that may be issued with respect to Options intended to be ISOs shall be 3,000,000. The maximum number of Options that may be granted to any individual in any year shall be 500,000.

                                   ARTICLE IV
                                      TERM

         4.1 TERM. All Plan Awards must be made within ten years from August 4, 1999.

                                    ARTICLE V
                                  STOCK OPTIONS

         5.1 TERMS OF OPTIONS. At the time an Option is granted, the Committee shall determine (a) the number of Options to be granted, (b) whether the Options are to be ISOs or NQSOs, (c) the exercise price of each Option, provided that the exercise price of any Option that is intended to be an ISO shall be at least equal to the Fair Market Value of the Common Stock on the date of grant; not less than 110% of Fair Market Value in the case of a grant to an Employee who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Stockholder"), and (d) subject to Section 5.3 hereof, the period during which an Option shall vest, and become exercisable; provided, however, that no Option shall be exercisable after the tenth (10th) anniversary of the date on which it was granted (the fifth
(5th) anniversary in the case of an ISO granted to a 10% Stockholder). Notwithstanding the foregoing or anything else herein to the contrary, the Committee may, in its sole discretion and subject to whatever terms and conditions it deems appropriate, accelerate the exercisability of an Option at any time.

         5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon the Optionee's delivery to the Secretary of the Company of: (a) a written notice of exercise, delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, in the form prescribed by the Committee and executed by the Optionee or such person as is then authorized to exercise the Option, (b) payment in full of the exercise price in cash, by check, or, if the Committee so permits, by transferring previously owned shares of Common Stock (valued at Fair Market Value on the exercise date) or any combination thereof, (c) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars, and (d) in the event that the Option shall be exercised pursuant to Section 5.3 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option. Not less than one hundred (100) shares may be purchased at any time upon the exercise of an Option unless the number of shares of Common Stock so purchased constitutes the total number of shares then purchased under the Option or the Committee determines otherwise in its sole discretion.

         5.3 EXERCISABILITY FOLLOWING TERMINATION OF EMPLOYMENT. Subject to the Committee's discretion, following an Optionee's Termination of Employment, his or her Options shall be exercisable as follows:



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                  (a) Any Option which is not exercisable on the date of such
Termination of Employment shall not be exercisable thereafter.

                  (b) If an Optionee voluntarily resigns without Good Reason or is terminated for Cause, all Options shall terminate as of the day before the date of the Optionee's Termination of Employment, whether then exercisable or not.

                  (c) If an Optionee's Termination of Employment is due to death, Disability, or retirement on or after reaching age 60, any exercisable Option held by the Employee shall remain exercisable for their original term, provided that (i) any ISOs must be exercised within ninety (90) days following Termination of Employment by reason of death or retirement and one (1) year following Termination by reason of Disability; and (ii) any Option intended to be an ISO that is not exercised within such period shall be treated as an NQSO and shall remain exercisable for its original term.

                  (d) Upon an Optionee's Termination of Employment for any other reason, any exercisable Options shall remain exercisable for a period of thirty
(30) days from the date of his Termination of Employment, but not later than the original expiration date of the Option, and shall thereafter terminate.

                  (e) Upon a Change in Control of the Company, all Options held by an Optionee that are not then exercisable shall become exercisable immediately, and shall remain exercisable for their original term.

         5.4 EXERCISABILITY FOLLOWING TERMINATION OF CONSULTING ARRANGEMENT. Upon the termination of a consulting arrangement for any reason, any Options then held by a consultant that are not exercisable shall expire on such date and any Options that are then exercisable shall remain exercisable for thirty (30) days following such termination and may not thereafter be exercised, provided that such termination was not due to the misfeasance or nonfeasance of the consultant, in which case all Options shall be void and no longer exercisable as of the date of termination of the arrangement.

         5.5 OPTION AGREEMENTS. Each Option shall be evidenced by a written stock option agreement in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, in its sole discretion, which agreements need not be identical, and shall be subject to such terms and conditions as the Committee may prescribe, consistent with this Plan.

         5.6 RELOAD OPTIONS. The Committee shall have the authority (but not the obligation) to include within any Option Agreement a provision entitling the Optionee to a further Option (a "Reload Option") if the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock held by the Optionee in accordance with the terms and conditions of the Option Agreement. Any such Reload Option shall not be an ISO; shall be for a number of shares equal to the number of surrendered shares; shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of exercise of the original Option; shall become exercisable if the purchased shares are held for a period of time established by the Committee; and shall be subject to such other terms and conditions as the Committee, in its sole discretion, may determine.

         5.7 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATE. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;



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                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         5.8 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI
                            STOCK APPRECIATION RIGHTS

         6.1 GRANT OF STOCK APPRECIATION RIGHTS. The Committee may grant a Stock Appreciation Right (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. An SAR shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether an SAR is to qualify as performance-based compensation as described in Section 162(m) of the Code, and Stock Appreciation Right Agreements evidencing SARs intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of an SAR that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, SARs, or other rights which have been previously granted to him under this Plan or otherwise. An SAR, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         6.2      CHARACTERISTICS OF STOCK APPRECIATION RIGHTS.

                  (a) A SAR that is granted in connection with a particular Option (i) may be granted for no more than the number of shares of Common Stock subject to such Option, (ii) shall be exercisable only when and to the extent the related Option is exercisable, and (iii) shall entitle the Grantee (or other person entitled to exercise the Option) to surrender to the Company the unexercised portion of any then exercisable Option to which such SAR relates and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the exercise price of the Option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

                  (b) A SAR (i) which is independent of and not related to an Option shall be exercisable in such installments as the Committee may determine; shall cover such number of shares of Common Stock as the Committee may determine; subject to Section 6.3, shall be exercisable only while the grantee is an Employee or a Consultant, and (ii) such SAR shall entitle the Grantee (or other person entitled to exercise the SAR) to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the price per share at which the SAR was granted from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.


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         6.3      EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT AND CONSULTANCY.
Subject to the Committee's discretion, (i) an Employee whose employment terminates while he or she is holding exercisable SARs shall be entitled to exercise such SARs for the same period as exercisable Options may be exercised pursuant to Section 5.3(a)-(f) hereof (whether or not any such SARs were awarded in connection with any Option), and (ii) any SARs held by a consultant, whether or not exercisable, shall terminate on the date the consultancy arrangement terminates, unless the Committee determines otherwise.

                                   ARTICLE VII
                                RESTRICTED STOCK

         7.1      AWARD OF RESTRICTED STOCK

                  (a) The Committee shall from time to time, in its sole and absolute discretion, (i) determine the purchase price, if any, and form of payment for Restricted Stock; provided, however, that the purchase price shall be no less than the par value of the Common Stock at the time an award is made, and (ii) determine any other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                  (b) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  (c) Notwithstanding the foregoing or anything to the contrary herein, each Restricted Stock Agreement shall provide that, upon a Change in Control, any restrictions on Restricted Stock held by a Participant shall lapse and be of no further force or effect, and the holder thereof shall be treated as the owner of such Stock thereafter.

         7.2 RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions terminate or expire.

         7.3 TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided for herein, any shares of Restricted Stock which are subject to restriction upon an Employee's Termination of Employment with the Company for any reason or when a consulting arrangement terminates, as applicable, shall be forfeited and the Participant shall have no further rights to or with respect to such shares.

         7.4 REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the restricted stockholder and the Company, the Company shall have the right but not the obligation, to purchase any Restricted Stock held by such employee or consultant at a cash price per share equal to the price paid by the Employee or consultant for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or termination of consultancy without Cause, or because of retirement, death, disability, or otherwise.

         7.5 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         7.6 ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been


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removed. While such shares are held by the escrow holder, the Participant shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to any restrictions among other shareholders of Common Stock, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 7.2.

         7.7 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII
                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         8.1 CAPITAL ADJUSTMENTS. (a) If dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease of more than 5% of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, the number of shares subject to SARs and the related Fair Market Value thereof as of the date of grant shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

                  (b) MERGER OR CONSOLIDATION. If the Company is merged or consolidated with or into another corporation, or if the Common Stock or substantially all of the Company's assets are exchanged for the stock of another corporation, or in case of a reorganization or liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any Plan Awards by the substitution on an equitable basis of appropriate stock or other property of the Company, or appropriate stock or other property of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code for ISOs, or (ii) terminate all restrictions relating to Restricted Stock awards and give written notice to Optionees that their Options and any SARs or other Plan Award, will become immediately exercisable, notwithstanding any waiting period or other restriction otherwise prescribed by the Committee, and must be exercised within a stated period of the date of such notice or they will be terminated.

                                   ARTICLE IX
                      TERMINATION AND AMENDMENT OF THE PLAN

         9.1 (a) The Committee shall have the right to amend or suspend the Plan, in whole or in part, or to terminate the Plan at any time; provided, however, that no such action shall effect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided further, that, except as provided in Article VIII, unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, or by a consent of stockholders, no amendment or change shall be made in the Plan that: (a) increases the total number of shares which may be issued or transferred under the Plan; (b) changes the purchase price hereinbefore specified for the shares subject to options; (c) extends the period during which Plan Awards may be granted or exercised; or (d) changes the designation of persons eligible to receive Plan Awards.

                  (b) TERMINATION DATE The Plan shall, in all events, terminate on August 3, 2009, or on such earlier date as the Board of Directors may determine. Any Option or SAR outstanding at the termination date shall


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remain outstanding until it has either expired or has been exercised. Any
Restricted Stock outstanding at the termination date shall remain subject to the terms of the Plan until the restrictions thereon shall have lapsed.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         10.1 EFFECTIVE DATE. The Plan shall become effective August 4, 1999, the date of its adoption by the Board of Directors, subject, however, to approval by the stockholders of the Company within twelve (12) months next following such Effective Date; and if such approval is not obtained, the Plan and any and all Plan Awards granted during such interim period shall terminate and be of no further force or effect.

         10.2 RIGHTS AS AN EMPLOYEE. Nothing in the Plan, the grant or holding of a Plan Award, or in any agreement entered into pursuant to the Plan shall confer to any holder of Plan Award any right to continue in the employ of the Company or Subsidiary or to continue a consulting arrangement with the Company or any Subsidiary, or interfere in any way with the right of the Company or any parent or Subsidiary of the Company to terminate a Participant's employment or a consulting arrangement at any time.

         10.3 WITHHOLDING. It shall be a condition to the performance of the Company's obligation with respect to any Plan Award that a Participant pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issuance, vesting or exercise of any Plan Award, including any Federal, state, or local withholding taxes.

         10.4 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, any such restriction shall be set forth in the Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an ISO within (a) two years from the date of granting such ISO to such Employee, or (b) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition. Notwithstanding the foregoing, with the consent of the Committee and subject to such requirements as it shall determine, a Participant may transfer an Option for no consideration to or for the benefit of his spouse, parents, children (including step- and adoptive children) and grandchildren, or to a trust for the benefit of such individuals, or to a partnership or limited liability company for one or more such individuals.

         10.5 RIGHTS AS A STOCKHOLDER. Subject to Section 7.5, a recipient of a Plan Award (other than a restricted stock award) shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares, and, except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         10.6 NON-ASSIGNABILITY OF PLAN AWARDS. Except as set forth in Section 10.4, no Plan Award shall be sold, pledged, assigned or transferred by the recipient, except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of a recipient, Plan Awards shall be exercisable only by him or his personal representative or guardian, except that an Option transferred pursuant to a "qualified domestic relations order" may be exercised by the transferee. No Plan Award or interest therein may be sold, pledged, attached, or otherwise encumbered other than in favor of the Company, and no Plan Award shall be liable for the debts, contracts or engagements of the holder of a Plan Award or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, encumbrance, assignment or any other means whether such disposition may be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempt to do so shall be null and void and of no force or effect.

         10.7 LEAVE OF ABSENCE. In the case of a holder of a Plan Award on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide for continuation



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of Plan Awards during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate.

         10.8 OTHER RESTRICTIONS. Each Plan Award shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the issue, transfer, or purchase of shares thereunder, such Plan Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended, or any state securities law.

         10.9 GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and enforced under the internal laws of the State of New York without regard to conflicts of law thereof.

         10.10 NO WAIVER. No modification or waiver of any of the provisions of this Plan shall be effective unless in writing and signed by the party against whom it is sought to be enforced.


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